UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 2, 2007

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 2, 2007, Jeffrey B. Aaronson resigned as President, Chief Financial Officer and as a Director of the Company.  On July 13, 2007, the Board of Directors appointed Frederic H. Neikrug as interim President and Chief Executive Officer.  It is the intention that Mr. Neikrug will serve in such capacity until the Board of Directors has established a permanent management team.   The Company has no immediate plans to fill the vacancy on the Board of Directors created by Mr. Aaronson’s resignation.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: July 16, 2007

/s/ Frederic H. Neikrug

Frederic H. Neikrug,

President

2